UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2008 (March 28, 2008)

SAMOYED ENERGY CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-52390	98-0511932
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2440, 10303 Jasper Avenue, Edmonton, Alberta T5J 3N6

 (Address of principal executive offices)

                (Zip Code)

Registrant's telephone number, including area code (780) 428-6002

#2-136 Stonecreek Road, Canmore, Alberta T1W 3A5

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure.

On March 31, 2008, Samoyed Energy Corp. issued a news release that is attached as Exhibit 99.1 to this 8-K Report.  The news release discusses a letter of intent regarding a proposed business combination with Advanced Voice Recognition Systems, Inc.  The letter of intent is attached as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information in this 8-K Report shall not be deemed filed for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Item 9.01

Financial Statements and Exhibits.

d)  Exhibits

Exhibit 99.1

March 31, 2008 news release entitled “Samoyed Energy Corp. Extends Letter of Intent with Advanced Voice Recognition Systems, Inc.”

Exhibit 99.2

Letter dated March 28, 2008 between Samoyed Energy Corp. and Advanced Recognition Systems, Inc. amending the letter of intent entered into between them in January 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAMOYED ENERGY CORP.

Signature:

/s/ Lisa Jacobson

Name:

Lisa Jacobson

Title:

Secretary and Director

Dated:

March 31, 2008